SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                       Securities and Exchange Act of 1934

                         -------------------------------


                        Date of Report: October 12, 1998


                          Baldwin Piano & Organ Company
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

Delaware                                0-14903           31-1091812
(State or other jurisdiction    (Commission File Number)  (IRS Employer
of incorporation)                                         Identification Number)


422 Wards Corner Road, Loveland, Ohio                                45140-8390
(Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code:              (513) 576-4500

Items 1-4.        Not Applicable.


Item 5.           Other Events.

     On October 12, 1998, the Board of Directors of Baldwin Piano & Organ Company (the "Company"), a Delaware corporation, declared a dividend payable October 23, 1998 of one right (a "Right") for each outstanding share of common stock, par value $0.01 per share ("Common Stock"), of the Company held of record at the close of business on October 22, 1998 (the "Record Date"), or issued thereafter and prior to the earlier of the Distribution Date, the Redemption Date and the Final Expiration Date (each as hereinafter defined). The Rights will be issued pursuant to a Rights Agreement, dated as of October 12, 1998 (the "Rights Agreement"), between the Company and The Provident Bank, as Rights Agent (the "Rights Agent"). Each Right entitles its registered holder to purchase from the Company, after the Distribution Date, one share of Common Stock for $45.00 (the "Purchase Price"), subject to adjustment.

     The Rights will be evidenced by the Common Stock certificates until the close of business on the earlier of (either, the "Distribution Date ") (i) the tenth day after the first date of public announcement by the Company or the Acquiring Person (as hereinafter defined) that a Person (as defined in the Rights Agreement), together with all Affiliates and Associates (as defined in the Rights Agreement) of such Person, has become the Beneficial Owner (as defined in the Rights Agreement) of 15% or more of the Voting Shares (as defined in the Rights Agreement) then outstanding other than pursuant to a Qualifying Offer (as hereinafter defined) (an "Acquiring Person") (or such later or earlier date (not beyond the thirtieth day after the date a Person becomes an Acquiring Person) as the Board of Directors of the Company may from time to time fix by resolution adopted prior to the Distribution Date that would otherwise have occurred) or (ii) the tenth business day (as defined in the Rights Agreement) (or such later date as may be determined from time to time by action of the Board of Directors prior to such time as any Person becomes an Acquiring Person) after the date of commencement by any Person of, or after the date of the first public announcement of the intent of any Person to commence, a tender or exchange offer the consummation of which would result in any Person becoming an Acquiring Person.

     A Person who makes a "Qualifying Offer" is not an Acquiring Person for purposes of the Rights Agreement, and therefore the Rights and the Rights Agreement are inapplicable to a "Qualifying Offer," which is defined as an all cash tender offer for all outstanding Voting Shares which meets all of the following requirements:

              (1) on or prior to the date such offer is commenced within the meaning of Rule 14d-2(a) of the General Rules and Regulations under the Exchange Act (as defined in the Rights Agreement), such Person has, and has provided to the Company, firm written commitments from responsible financial institutions, which have been accepted by such Person (or one of its Affiliates), to provide, subject only to customary terms and conditions, funds for such offer which, when added to the amount of cash and cash equivalents which such Person then has available and has irrevocably committed in writing to the Company to utilize for purposes of such offer, will be sufficient to pay for all Voting Shares outstanding on a fully diluted basis pursuant to the offer and the second-step transaction required by clause (5) below and all related expenses, together with copies of all written materials prepared by such Person for such financial institutions in connection with obtaining such financing commitments;

              (2) after consummation of such offer, such Person, alone or together with any of its Affiliates and Associates, owns Voting Shares representing at least 75% of the then outstanding Voting Shares;

              (3) such offer remains open for at least 45 business days; provided, however, that (x) if there is any increase in the price of such offer, such offer must remain open for at least an additional 20 business days after the last such increase, (y) such offer must remain open for at least 20 business days after the date that any bona fide alternative offer is made which, in the opinion of one or more investment banking firms designated by the Company, provides for consideration per share in excess of that provided for in such offer, and (z) such offer must remain open for at least 20 business days after the date on which such Person reduces the per share price offered in accordance with clause (5)(y) below; provided further, however, that such offer need not remain open, as a result of this clause (3), beyond
         (i) the time which any other offer satisfying the criteria for a Qualifying Offer is then required to be kept open under this clause
         (3), or (ii) the scheduled expiration date, as such date may be extended by public announcement on or prior to the then scheduled expiration date, of any other tender or exchange offer for Voting Shares with respect to which the Board of Directors has agreed to redeem the Rights immediately prior to acceptance for payment of Voting Shares thereunder (unless such other offer is terminated prior to its expiration without any Voting Shares having been purchased thereunder);

              (4) such offer is accompanied by a written opinion, in customary form, of a nationally recognized investment banking firm which is addressed to the Company, the Company's Board of Directors and holders of Voting Shares and states that the price to be paid to holders of Voting Shares (other than such Person) pursuant to the offer is fair from a financial point of view to such holders and includes any written presentation of such firm showing the analysis and range of values underlying such conclusions, such written opinion to be updated and provided to the Company within two business days prior to the date such offer is consummated; and

              (5) prior to or on the date that such offer is commenced within the meaning of Rule 14d-2(a) of the General Rules and Regulations under the Exchange Act, such Person makes an irrevocable written commitment to the Company (x) to consummate a transaction or transactions promptly upon the completion of such offer, whereby all Voting Shares not purchased in such offer will be acquired at the same price per share paid in such offer, subject only to the condition that the Board of Directors shall have granted any approvals required to enable such Person to consummate such transaction or transactions following consummation of such offer without obtaining the vote of any other stockholder, (y) that such person will not make any amendment to the original offer which reduces the per share price offered (other than a reduction to reflect any dividend declared by the Company after the commencement of such offer or any material change in the capital structure of the Company initiated by the Company after the commencement of such offer, whether by way of recapitalization, reorganization, repurchase or otherwise), changes the form of consideration offered, or reduces the number of shares being sought or which is in any other respect materially adverse to the Company's stockholders, and (z) that neither such Person nor any of its Affiliates or Associates will make any offer for any equity securities of the Company for a period of six months after the commencement of the original offer if such original offer does not result in the tender of the number of Voting Shares required to be purchased pursuant to clause
         (2) above, unless another tender offer by another party for all outstanding Voting Shares is commenced (a) at a price per share in excess of that provided for in such original offer, (b) on terms satisfying clauses (1) and (5) above (in which event, any new offer by such Person or of any of its Affiliates or Associates must be at a price no less than that provided for in such original offer) or (c) with the approval of the Board of Directors of the Company (in which event any new offer by such Person or of any of its Affiliates or Associates must be at a price no less than that provided for in such approved offer).

     The Rights Agreement provides that, until the Distribution Date, the Rights will be transferred with and only with the Common Shares (as defined in the Rights Agreement). Common Share certificates issued after the Record Date but prior to the Distribution Date shall evidence one Right for each share of Common Stock represented thereby and shall contain a legend incorporating by reference the terms of the Rights Agreement (as such may be amended from time to time). Promptly following the Distribution Date, separate certificates evidencing the Rights ("Right Certificates") will be mailed to holders of record of Common Shares at the Distribution Date.

     The Rights will not be exercisable until after the Distribution Date. The Rights will expire on the earliest of (i) the October 12, 2008 (the "Final Expiration Date") or (ii) the Redemption Date (as defined in the Rights Agreement).

     The Purchase Price and the number of Rights outstanding, or in certain circumstances the securities purchasable upon exercise of the Rights, are subject to adjustment from time to time, as provided in the Rights Agreement, among other things, to prevent dilution in the event of a common stock dividend on, or a subdivision or a combination into a smaller number of shares of, common stock, or the issuance or distribution of any securities or assets in respect of, in lieu of or in exchange for common stock.

     If any Person becomes an Acquiring Person, each holder of a Right shall thereafter have the right to receive, upon exercise thereof at a price equal to the then current Purchase Price multiplied by the number of Common Shares for which a Right is then exercisable, in accordance with the terms of the Rights Agreement, such number of Common Shares of the Company as shall equal the result obtained by (x) multiplying the then current Purchase Price by the number of Common Shares for which a Right is then exercisable and dividing that product by
(y) 50% of the then current per share market price of the Company's Common Shares (determined pursuant to the Rights Agreement) on the date such Person became an Acquiring Person.

     The Board of Directors may, at its option, at any time after any Person becomes an Acquiring Person, issue Common Shares of the Company in mandatory redemption or, and in exchange for, all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become null and void pursuant to the provisions of the Rights Agreement) at an exchange ratio of one Common Share for each two Common Shares for which each Right is then exercisable. Notwithstanding the foregoing, the Board of Directors shall not be empowered to effect such redemption and exchange at any time after any Person or group becomes the Beneficial Owner of 50% or more of the Voting Shares then outstanding other than pursuant to a Qualifying Offer.

     If, at any time after any Person becomes an Acquiring Person, directly or indirectly, (a) the Company shall consolidate with, or merge with and into, any other Person, (b) any Person shall merge with and into the Company and the Company shall be the continuing or surviving corporation of such merger and, in connection with any such merger, all or part of the Common Shares of the Company shall be changed into or exchanged for stock or other securities of any other Person (or the Company) or cash or any other property, or (c) the Company shall sell or otherwise transfer (or one or more of its Subsidiaries shall sell or otherwise transfer), in one or a series of two or more transactions, assets of the Company or its Subsidiaries which constitute more than 50% of the assets (measured by either book value or fair market value) or which produce more than 50% of the operating income or cash flow of the Company and its Subsidiaries (taken as a whole) to any Person or any Affiliate or Associate of such or to two or more such Persons which are affiliated or otherwise acting in concert, then, and in each such case, the Company agrees that, as a condition to engaging in any such transaction, it will make or cause to be made proper provision so that
(i) each holder of a Right (except as otherwise provided in the Rights Agreement) shall thereafter have the right to receive, upon the exercise thereof in accordance with the terms of this Agreement, such number of Common Shares of such other Person (including the Company as successor thereto or as the surviving corporation) or, if such other Person is a Subsidiary of another Person, of the Person or Persons (other than individuals) which ultimately control such first-mentioned Person, as shall be equal to the result obtained by
(X) multiplying the then current Purchase Price by the number of whole Common Shares for which a Right is then exercisable and dividing that product by (Y) 50% of the then current per share market price of the Common Shares of such other Person (determined pursuant to the Rights Agreement ) on the date of consummation of such consolidation, merger, sale or transfer; (ii) the issuer of such Common Shares shall thereafter be liable for, and shall assume, by virtue of such consolidation, merger, sale or transfer, all the obligations and duties of the Company pursuant to this Agreement.

     The Board of Directors may, at its option, at any time prior to the Distribution Date, redeem all (but not less than all) of the then outstanding Rights at a redemption price of one one-hundredth of a cent (the "Redemption Price") per right, as provided in the Rights Agreement.

     The holders of Rights will, solely by reason of their ownership of Rights, have no rights as stockholders of the Company, including, without limitation, the right to vote or to receive dividends.

     The Rights Agreement mandates that the Independent Directors Committee (as defined below) of the Board of Directors shall review and evaluate the Rights Agreement in order to consider whether the maintenance of the Rights Agreement continues to be in the best interests of the Company, its shareholders and any other relevant constituencies of the Company, at least every two years, or sooner than that if any Person shall have made a proposal to the Company, or taken any such other action, that, if effective, could cause such Person to become an Acquiring Person hereunder, if a majority of the members of the Independent Directors Committee shall deem such review and evaluation appropriate after giving due regard to all relevant circumstances. Following each such review, the Independent Directors Committee will communicate its conclusions to the full Board of Directors, including any recommendation in light thereof as to whether this Agreement should be modified or the Rights should be redeemed. The Independent Directors Committee shall be comprised of the Directors of the Company who are not officers or employees of the Company.

     The Rights will not prevent a takeover of the Company. The Rights, however, may have certain anti-takeover effects. The Rights may cause substantial dilution to a person or group that acquires 15% or more of the then outstanding Voting Shares other than pursuant to a Qualifying Offer unless the Rights are first redeemed by the Board of Directors of the Company. Nevertheless, the Rights should not interfere with a transaction, which is not a Qualifying Offer, that is in the best interests of the Company and its stockholders on or prior to the Distribution Date, because the Rights can be redeemed before the consummation of such transaction.

     As of September 30, 1998, there were 3,455,100 shares of the Company's Common Stock issued and outstanding and 471,000 shares reserved for issuance pursuant to employee benefit plans. As long as the Rights are attached to the Common Stock, the Company will issue one Right with each new share of Common Stock so that all such shares will have Rights attached.

     The Rights Agreement (which includes as Exhibit A the forms of Right Certificate and Election to Purchase) is attached hereto as an exhibit and is incorporated herein by reference. The foregoing description of the Rights is qualified in its entirety by reference to the Rights Agreement and the exhibits thereto.


Item 6.             Not Applicable.


Item 7.             Exhibits.

        (4) Rights Agreement, which includes as Exhibit A the forms of Right Certificate and Election to Purchase.

       (20)     Form of Letter to Stockholders.

       (99)     Press release, dated October 13, 1998, issued by the Company.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           BALDWIN PIANO & ORGAN COMPANY


                                           By   /s/ Karen L. Hendricks
                                                Name:Karen L. Hendricks
                                                Title:Chairman, President & CEO


Date:   October 12, 1998

                                  EXHIBIT INDEX


Exhibit No.       Description
-----------       -----------

    (4)           Rights Agreement, dated as of
                  October 12, 1998 (the
                  "Rights Agreement"), between
                  Baldwin Piano & Organ Company
                  (the "Company") and The Provident Bank,
                  as Rights Agent, including as Exhibit A
                  the forms of Right Certificate
                  and of Election to Exercise.

   (20)           Form of Letter to Stockholders

   (99)           Press  release,  dated October 13, 1998,  issued by
                      the Company.